CERTIFICATION OF
                           CHIEF EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Amended Yearly Report on Form 10-KSB of Service Air Group, Inc. (f/k/a Segway V Corp.) for the year ending December 31, 2004, I, Mohammad Sultan, Chief Financial Officer and I, Jag Dhillon, Chief Executive Officer of Service Air Group, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. Such Amended Year End Report of Form 10-KSB for the year ending December 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Amended Yearly Report on Form 10-KSB for the year ended December 31, 2004 fairly represents in all material respects, the financial condition and results of operations of Service Air Group, Inc.

Dated:    March 24, 2005

SERVICE AIR GROUP, INC.


By:  /s/ Mohammad Sultan
-----------------------------------------
Chief Financial Officer


By:  /s/ Jag Dhillon
-----------------------------------------
Chief Executive Officer